EXHIBIT 10.18





                                  AMENDMENT NO. 1 TO
                                KU ENERGY CORPORATION
                           PERFORMANCE SHARE PLAN DOCUMENT


                    The KU Energy Corporation Performance Share Plan

          Document (the "Plan") is hereby amended, effective as of

          November 1, 1996, in the following respects:

                    1.   By deleting Section 9.5 of the Plan.

                    2.   By deleting Section 10.1 of the Plan and inserting

          in lieu thereof the following:

                   "10.1 A change in control ("Change in Control") for
                         purposes of the Plan shall have occurred if at any time on or after November 1, 1996 any of the following events shall occur:

                         (a)  The Company or KU (as defined below) is
                              merged or consolidated or reorganized
                              into or with another corporation or
                              other legal person, and as a result of
                              such merger, consolidation or
                              reorganization less than 60% of the
                              combined voting power of the then-
                              outstanding securities of such
                              corporation or person immediately after
                              such transaction is held in the
                              aggregate by the holders of the then-
                              outstanding securities entitled to vote
                              generally in the election of directors
                              (the "Voting Stock") of the Company
                              immediately prior to such transaction;

                         (b)  The Company or KU sells or otherwise
                              transfers all or substantially all of
                              its assets to any other corporation or
                              other legal entity, and as a result of
                              such sale or transfer less 60% of the
                              combined voting power of the then-
                              outstanding securities of such other
                              corporation or entity immediately after
                              such sale or transfer is held in the
                              aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                         (c)  There is a report filed on Schedule 13D
                              or Schedule 14D-1 (or any successor
                              schedule, form or report or item
                              therein), each as promulgated pursuant
                              to the Securities Exchange Act of 1934,
                              as amended (the "Exchange Act"),

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                              disclosing that any person (as the term
                              "person" is used in Section 13(d)(3) or
                              Section 14(d)(2) of the Exchange Act)
                              has become the beneficial owner (as the
                              term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of KU;

                         (d) The Company or KU files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or
                              Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company or KU has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transactions; or

                         (e)  If at any time during any period of two
                              consecutive years, individuals who at
                              the beginning of any such period
                              constitute the directors of the Company
                              or KU cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

                              Notwithstanding the foregoing provisions of paragraph (c) or (d) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and KU, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company,
                              (ii) an entity in which the Company or
                              KU or one or more other Subsidiaries
                              directly or indirectly beneficially owns
                              50% or more of the voting securities (a
                              "Subsidiary"), or (iii) Company-
                              sponsored, KU-sponsored or Subsidiary-
                              sponsored employee stock ownership plan
                              or any other employee benefit plan of

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                              the Company, KU or Subsidiary, either
                              files or becomes obligated to file a
                              report or a proxy statement under or in
                              response to Schedule 13D, Schedule
                              14D-1, Form 8-K or Schedule 14A (or any
                              successor schedule, form or report or
                              item therein) under the Exchange Act,
                              disclosing beneficial ownership by it of shares of Voting Stock of the Company or KU, whether in excess of 10% or otherwise, or because the Company, KU or a Subsidiary reports that a change in control of the Company or KU has or may have occurred or will or may occur in the future by reason of such beneficial ownership. For purposes of this
                              Section 10.1, "KU" shall mean Kentucky
                              Utilities Company."

                    3.   By deleting Section 10.2 of the Plan and inserting

          in lieu thereof the following:

                   "10.2 In the event of a Change in Control under the
                         preceding Section 10.1, a Participant whose employment is terminated, whether voluntarily or involuntarily, after such Change of Control will have a right to an immediate payment in the form of Company Common Stock for all Performance Cycles in which he is then currently participating. The number of shares of Company Common Stock to be paid shall be determined on the assumption that the target for each outstanding Performance Share Cycle has been met and shall be the number of shares of Company Common Stock equal to a fraction of the Participant's total Performance Shares for the applicable Performance Cycle, the numerator of which fraction is the whole and partial months in the applicable Performance Cycle which have passed as of the date of the Change in Control and the denominator of which is the number of months in the applicable Performance Cycle. In addition, the restrictions applicable to any Restricted Stock which the Participant holds as a result of matured Performance Cycles shall lapse as of the date of the Change in Control. Notwithstanding the foregoing, no shares of Restricted Stock received by a Participant pursuant to this Plan may be sold for a period of six months after the receipt of such shares, except in the case of the Disability or death of the Participant."

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                    4.   By deleting the text of Article XI of the Plan and

          inserting in lieu thereof the following:

                         "The Plan became effective for the year
                         commencing January 1, 1993, and may be
                         terminated, amended, modified, or
                         supplemented at any time by the Company.
                         Notwithstanding the preceding sentence, no termination, amendment, modification or supplement may be made on or after the occurrence of a Change in Control (as defined in Section 10.1) that adversely affects the right of any person without his prior written consent."

                    5.   By adding a new Section 12.6 after Section 12.5 of

          the Plan as follows:

                   "12.6 The Company shall require any successor (whether
                         direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed to "Company" for the purposes of this Plan). This Plan shall inure to the benefit of and be enforceable by Participant's personal or legal representatives, executors, administrators, successors, heirs, Beneficiaries, distributees and/or legatees."






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                    IN WITNESS WHEREOF, KU Energy Corporation has caused

          this instrument to be executed in its name by its Chairman of the

          Board, President and Chief Executive Officer and its Corporate

          Seal to be hereunto affixed, attested by its Secretary, as of the

          16th day of December, 1996.


                                             KU ENERGY CORPORATION



                                             By:/s/Michael R. Whitley
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer
          [CORPORATE SEAL]

          ATTEST:/s/George S. Brooks II





















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